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                                                                   EXHIBIT 10.53

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of November 6, 2002 by and between Knology, Inc., a Delaware corporation (the "Company"), and SCANA Communications Holdings, Inc., a Delaware corporation (the "Investor").

     The Investor is receiving the 12% Senior Notes due 2009 of the Company (the "Notes") pursuant to the exchange of the 11 7/8% Senior Discount Notes due 2007 of the Company's subsidiary Knology Broadband, Inc. (the "Old Notes") for Notes and shares of Series E Preferred Stock, par value $.01 per share, of the Company ("New Preferred Stock") under a prepackaged plan of reorganization in bankruptcy of the Company's subsidiary, Knology Broadband, Inc. (the "Prepackaged Plan"), as described in greater detail in the Offering Circular and Solicitation Statement dated July 25, 2002 (including any amendments or supplements thereto, the "Offering Circular"). The Notes will be issued pursuant to an Indenture (the "Indenture") between the Company and Wilmington Trust Company, as trustee (the "Trustee"). In consideration of the Investor's voting in favor of acceptance of the Prepackaged Plan, the Company agrees with the Investor, for the benefit of the Investor and each other holder of the Notes (the Investor and such other holders, collectively the "Holders"), as follows:

     1. Shelf Registration. If any Holder is an affiliate (within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor rule thereof ("Rule 144")) of the Company (an "Affiliated Holder") and such Affiliated Holder requests that the Company register a transfer by such Affiliated Holder of any Notes, the Company shall take the following actions (the date on which the Company receives such request being a "Trigger Date"):

          (a) The Company shall promptly (but in no event more than 40 days after the Trigger Date) file with the Securities and Exchange Commission (the "Commission") and thereafter use its reasonable best efforts to cause to be declared effective no later than 105 days after the Trigger Date a registration statement (the "Shelf Registration Statement") on an appropriate form under the Securities Act registering (a "Shelf Registration") the offer and sale, from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act, of those Notes the sale of which is subject to the volume limitations of section (e) of Rule 144 (the "Securities") by those Affiliated Holders who request that Securities held by them be covered by the Shelf Registration Statement (the "Requesting Holders"); provided, that no Requesting Holder (other than the Investor) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Requesting Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

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          (b) The Company shall use its reasonable best efforts to keep the
     Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Requesting Holders for a period of two years (or for such longer period, if extended pursuant to Section 2(i) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer subject to the volume limitations of section (e) of Rule 144 in the hands of the Requesting Holders. Subject to the provisions of
     Section 5(b) hereof, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall (i) cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission, (ii) ensure that the Shelf Registration Statement and any amendments thereto do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) ensure that any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus, does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     2. Registration Procedures. In connection with any Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

          (a) the Company shall prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary under applicable law to keep the Shelf Registration Statement effective for the applicable period; and cause each prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

          (b) The Company shall use its best efforts to register or qualify the Securities under all applicable state securities or "blue sky" laws of such jurisdiction as any Holder of Securities covered by the Shelf Registration Statement and each underwriter of an underwritten offering of Securities shall reasonably request by the time the applicable

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     Shelf Registration Statement is declared effective by the Commission, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 2(b), or (ii) take any action which would submit it to general service of process or taxation in any such jurisdiction where it is not then so subject;

          (c) The Company shall include the names of the Requesting Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

          (d) The Company shall give written notice to the Investor and the Holders of the Securities covered by the Shelf Registration Statement: (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

          (e) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

          (f) The Company shall deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

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          (g) Prior to any public offering of the Securities pursuant to any
     Shelf Registration Statement the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities covered by the Shelf Registration Statement reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (h) The Company shall cooperate with the Holders of the Securities covered by the Shelf Registration Statement to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as such Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

          (i) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(d) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities covered by the Shelf Registration Statement or purchasers of such Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Investor and the Holders of the Securities covered by the Shelf Registration Statement in accordance with paragraphs (ii) through (v) of Section 2(d) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Investor and such Holders of the Securities shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Investor and such Holders of the Securities shall have received such amended or supplemented prospectus pursuant to this Section 2(i).

          (j) Not later than the effective date of the applicable Shelf Registration Statement, to the extent not previously done, the Company will provide CUSIP numbers for the Notes and provide the applicable trustee with printed certificates for the Notes in a form eligible for deposit with The Depository Trust Company.

          (k) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and

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     will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

          (l) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (m) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may (i) exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request and (ii) shall not be obligated to pay Additional Interest on such Securities to such Holder from the date of such failure until such time that such Holder provides the required information.

          (n) The Company shall enter into such customary agreements (including, if requested, subject to the terms of Section 7 below, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities covered by the Shelf Registration Statement shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration; provided, that the Company shall not be required to affect more than one underwritten offering in any 12-month period.

          (o) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities covered by the Shelf Registration Statement, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by such Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and
     (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities covered by the Shelf Registration Statement or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by one counsel designated by and on behalf of such Holders as described in Section 3 hereof and only after execution of a Confidentiality Agreement reasonably satisfactory to the Company.

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          (p) In the case of any underwritten offering conducted pursuant to the
     Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters thereof and dated, in the case of the initial opinion, the later of the effective date of such Shelf Registration Statement or the date such underwriting agreement is executed by the Company (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries, if applicable; the qualification of the Company and its subsidiaries, if applicable, to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreements of the type referred to in Section 2(n) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries, if applicable; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in
     Section 2(n) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and
     (iii) to the extent reasonably available, its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified

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     independent underwriter"(as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 4 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (r) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Shelf Registration Statement contemplated hereby.

     3. Registration Expenses.

          (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Shelf Registration Statement is ever filed or becomes effective, including without limitation:

               (i) all registration and filing fees and expenses;

               (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

               (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone;

               (iv) all fees and disbursements of counsel for the Company; and

               (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          (b) In connection with any Shelf Registration Statement required by this Agreement, the Company will reimburse the Investors and the Holders of Securities who are selling or reselling Securities covered by such Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Securities for whose benefit such Shelf Registration Statement is being prepared.

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     4. Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Holder of the Securities covered by the Shelf Registration Statement and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each such Holder and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 4(a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

          (b) Each Holder of the Securities covered by the Shelf Registration Statement, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in

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     respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of the Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
     Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party to the extent not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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          (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under
     Section 4(a) or Section 4(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 4(a) or Section 4(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 4(d). Notwithstanding any other provision of this Section 4(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 4(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

          (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     5. Additional Interest Under Certain Circumstances.

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          (a) Additional interest (the "Additional Interest") with respect to the Securities shall be assessed if any Shelf Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Shelf Registration Statement thereafter ceases to be effective or (B) such Shelf Registration Statement or the related prospectus ceases to be usable (except as set forth in Section 5(b) hereof) in connection with resales of Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder (a "Registration Default"). The foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission. Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the "Additional Interest Rate") for each 60-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 60-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 2.50% per annum.

          (b) A Registration Default referred to in Section 5(a) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or
     (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 40 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

          (c) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates, but only with respect to the Securities to which such Registration Default applies. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities to which such Registration Default applies and further multiplied by a fraction, the numerator of which is the number of days such Additional

     Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     6. Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Affiliated Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Affiliated Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Affiliated Holders upon request. Upon the request of any Affiliated Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. Underwritten Registrations. If any of the Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Securities to be included in such offering; provided, that such Managing Underwriters shall be reasonably acceptable to the Company. The Holders of any Securities offered pursuant to any underwritten offering shall bear the expense of any underwriters' or brokers' discounts or commissions with respect to such Securities. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. Miscellaneous.

          (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Investor or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investor or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 hereof. The Company further agrees to waive the defense in any action for specific performance in which a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

               (1) if to the Investor or to a Holder of the Securities, at the most current address given by such Investor or Holder to the Company.

               (2) if to the Company, at its address as follows:

                   Knology, Inc.
                   1241 O.G. Skinner Drive
                   West Point, GA 31833
                   Fax No.:  (706) 645-0148
                   Attention:  General Counsel

                   with a copy to:

                   Alston & Bird LLP
                   601 Pennsylvania Avenue, NW
                   North Building, 10th Floor
                   Washington, DC  20004
                   Fax No:  (202) 756-3333
                   Attention:  David E. Brown, Jr.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Investor, on the other hand, and shall have the right to enforce such agreements directly to the extent it may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

                                  KNOLOGY, INC.


                                  By: /s/ Chad S. Wachter
                                      ------------------------------------------
                                      Name:  Chad S. Wachter
                                      Title: General Counsel, Vice President and
                                             Secretary


                                  SCANA COMMUNICATIONS HOLDINGS, INC.


                                  By: /s/ Peter J. Winnington
                                      ------------------------------------------
                                      Name:  Peter J. Winnington
                                      Title: Asst. Secretary